                                                                   EXHIBIT 10.16


                                   SUBLEASE

     1. PARTIES. This Sublease, dated, for reference purpose only, October 29, 1993, is made by and between LEE PIERCE INCORPORATED (hereinafter "Sublandlord") and TRANSPHERE INTERNATIONAL INC. (hereinafter "Subtenant").

     2. PREMISES. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the following described premises situated in the City of San Francisco, County of San Francisco, State of California, commonly known as 444 Spear Street and described as a portion of the 2nd Floor which is approximately ten thousand five hundred and twenty (10,520) rentable square feet, (hereinafter "Sublease Premises") in its entirety as defined by the Master Lease (defined below).

     3.   TERM.

          3.1 The term ("Term") of this Sublease shall be for a period of forty-eight and one half (48.5) months commencing on December 15,1993, and ending on December 31, 1997, unless sooner terminated pursuant to any provision hereof, or of the Master Lease.

          3.2 Notwithstanding said commencement date, if for any reason Sublandlord cannot deliver possession of the Sublease Premises to Subtenant on said date, Sublandlord shall not be subject to any liability therefore but in such case Subtenant shall not be obligated to pay rent until possession of the Sublease Premises is tendered to Subtenant; provided, however, that if Sublandlord shall not have delivered possession of the Sublease Premises within ninety (90) days from said commencement date, Subtenant may, at Subtenant's option, by notice in writing to Sublandlord within ten (10) days after such ninety (90) day period, cancel this Sublease, in which event the parties shall be discharged from all obligations hereunder. If this Sublease is canceled as herein provided, Sublandlord shall return any monies previously deposited by Subtenant with Sublandlord.

          3.3 In the event Subtenant, with Sublandlord's prior written consent, takes possession and occupies any portion of the Sublease Premises prior to the commencement of the term, such occupancy shall be subject to all of the provisions of this Sublease, shall not advance the termination date of this Sublease, and Subtenant shall pay rent to Sublandlord in advance of such early possession for the period commencing with Subtenant's first day of possession and ending with the commencement of the term at the same rental as that prescribed for the sixth (6th) month of the term, prorated at the rate of 1/30th thereof per day.

     4.   RENT.

          4.1 MINIMUM RENT. Subtenant shall pay to Sublandlord, as minimum rent ("Minimum Rent") without deduction, setoff, offset, notice, or demand, at 731 Sansome Street, San Francisco, California, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the following:

    Months 1-5          $0.00 (free rent period)
    Months 6-12         $15,249.79 each month
    Months 13-24        $16,564.79 each month
    Months 25-36        $16,915.11 each month
    Months 37-48        $17,235.97 each month
    Month 48.5 (December 15,1997)  $ 8,617.98 partial month

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in advance on the first day of each month of the Term (which day, for purposes of this Sublease, shall be the fifteenth (15th) day of each month). Subtenant shall pay to Sublandlord upon execution of this Sublease the sum of thirty-four thousand one hundred fifty-one Dollars and eight Cents ($34,151.08) as "Prepaid Minimum Rent". Such Prepaid Minimum rent shall not bear interest. One month of Prepaid Minimum Rent in the amount of $16,915.11 shall be applied by Sublandlord towards the payment of one (1) month's Minimum Rent during the period of the "25th through the 36th" month. The remainder, the sum of $17,235.97 shall be applied by Sublandlord towards the payment of one (1) month's Minimum Rent during the period of the "37th through the 48th" month. Subtenant shall have the right to choose the specific month within each period to which the Prepaid Minimum Rent shall be applied after prior written notice to Sublandlord. Prior written notice shall be given at least thirty (30) days in advance. If Subtenant does not notify Sublandlord as provided herein, Sublandlord shall apply the Prepaid Minimum Rent to the 36th month and the 48th month respectively. Furthermore, in the event of Default (defined below) by Subtenant prior to the application by Sublandlord of the first payment of Prepaid Minimum Rent, the first one (1) month Prepaid Minimum Rent amount referenced above shall become part of the Security Deposit, except no interest shall be earned by Subtenant or payable by Sublandlord, and none of such first payment of Prepaid Minimum Rent shall be available for application by Subtenant towards the payment of Minimum Rent. In the event of a second Default by Subtenant prior to the payment to Sublandlord of the second payment of Prepaid Minimum Rent, the second Prepaid Minimum Rent amount shall also become part of the Security Deposit, except no interest shall be earned and payable thereon, and none of such second payment of Prepaid Minimum Rent shall be available for application by Subtenant to the payment of Minimum Rent. For the purposes of determining whether any Prepaid Minimum Rent shall become a part of the Security Deposit only, the term "Default" shall be defined as Subtenant's failure to pay any Minimum Rent and Additional Rent due to Sublandlord within five (5) days after said sums are due and payable ("late Payment") for a fourth (4th) time during any twelve (12) month period over the term of this Sublease. For purposes of determining when Sublandlord may add the second amount of Prepaid Minimum Rent to the Security Deposit, the fifth (5th) time a late Payment occurs, Sublandlord shall have the right to add the second Prepaid Minimum Rent amount to the Security Deposit. Sublandlord shall notify Subtenant of each occurrence of Default.

          4.2 ADDITIONAL RENT. Commencing January 1, 1995, Subtenant shall pay to Sublandlord, as "Additional Rent", any and all Operating Expenses (as defined in the Master lease) to be paid by Sublandlord to Landlord which exceed the Operating Expenses paid by Sublandlord under the terms of the Master Lease for the "Lease Year", as defined in the Master Lease, of 1994 ("Base Operating Expenses"). Minimum Rent and Additional Rent are sometimes collectively referred to herein as "Rent" and all amounts payable or reimbursable by Subtenant to Sublandlord under this Sublease, including any late charges or liquidated damage amounts, shall constitute "Rent" and shall he payable and recoverable as Rent.

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

          4.3 NOTICE AND PAYMENT. As soon as reasonably practicable after Sublandlord's receipt from Landlord of the Estimated Increased Operating Expenses (as defined in the Master Lease) for the calendar year 1995 and for each calendar year thereafter (e.g., 1996 and 1997), Sublandlord shall notify Subtenant of any increases in Operating Expenses over Base Operating Expenses (as defined in this Sublease) as estimated by Landlord for each such calendar year. Sublandlord shall provide to Subtenant copies of Landlord's estimates and statements as delivered to Sublandlord by Landlord. Commencing on the fifteenth
(15th) day of January 1995 and on the fifteenth (15th) day of every month thereafter through and including December 15, 1997, Subtenant shall pay to Sublandlord, as Additional Rent, one-twelfth (1/12) of Tenant's Share of the Estimated Increased Operating Expenses (as defined in the Master lease); provided, however, on the fifteenth (15th) day of January 1995, Subtenant shall pay an amount equal to one-eighth (1/8) of Tenants Share of the Estimated Increased Operating Expenses for the calendar year 1995 and, on the fifteenth
(15th) day of December 1997, Subtenant shall pay an amount equal to one twenty-fourth (1/24) of Tenant's Share of the Estimated Increased Operating Expenses for the calendar year 1997. Subject to the terms of this Paragraph 4.3 and Paragraphs 7.6 and 4.2 of this Sublease, the Master lease shall control with respect to the payment of Operating Expenses.

          4.4 LATE PAYMENT CHARGES AND INTERESTS. Any payment of Rent or other amounts from Subtenant to Sublandlord in this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at a rate equal to ten percent (10%) per annum; provided, however, in the event Subtenant pays Rent and or any other sums due within five (5) days after the date due no interest shall: be payable by Subtenant; provided further, however, that if a court of competent jurisdiction determines the above rate exceeds the highest lawful rate of interest, then at the maximum rate permitted by law. If any installment of Minimum Rent and/or Additional Rent is not paid promptly on the first of the month (which day, for purposes of this Sublease, shall be the fifteenth (15th) day of each month), or otherwise when due, Sublessee shall pay to Sublessor a late payment charge equal to five percent (5%) of the amount of such delinquent payment, in addition to the installment of Minimum Rent and/or Additional Rent then owing; provided, however, in the event Subtenant pays Rent and or any other sums due within five (5) days after the date due no late payment charge shall be payable by Subtenant. This Section 4 shall not relieve Subtenant of Subtenant's obligation to pay any amount owing hereunder at the time and in the manner provided.

     5. LIQUIDATED DAMAGES. BY PLACING THEIR INITIALS IMMEDIATELY BELOW, SUBTENANT AGREES THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES AND COSTS SUSTAINED BY SUBLANDLORD DUE TO THE FAILURE OF SUBTENANT TO MAKE TIMELY PAYMENTS OF RENT, THAT THE AMOUNT SPECIFIED ABOVE IS THE PARTIES REASONABLE ESTIMATE BY SUBTENANT AND SUBLANDLORD OF A FAIR AVERAGE COMPENSATION FOR SUBLANDLORD'S DAMAGES AND COSTS IN THE EVENT OF SUBTENANT'S DEFAULT IN EACH INSTANCE BY LATE PAYMENT OF AMOUNTS OWED HEREUNDER.

                                  SUBTENANT'S INITIALS _____

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

     6. SECURITY DEPOSIT. Subtenant shall deposit with Sublandlord upon execution hereof the sum twenty-nine thousand eight hundred six Dollars ($29,806.67) as security for Subtenant's faithful performance of Subtenant's obligations hereunder. If Subtenant fails to pay Minimum Rent or Additional Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublandlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublandlord may become obligated by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord so uses or applies all or any portion of said deposit, Subtenant shall within ten (10) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Subtenant's failure to do so shall be a breach of this Sublease, and Sublandlord may at its option terminate this Sublease. Sublandlord shall not be required to keep said deposit separate from its general accounts. If Subtenant performs all of Subtenant's obligations hereunder, said deposit, or so much thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant (or, at Sublandlord's option, to the last assignee, if any, of Subtenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, or after Subtenant has vacated the Premises, whichever is later. The Security Deposit shall be interest bearing, at an interest rate equal to a minimum of two percent (2%) per annum but no greater than the rate offered by Bank of America NT & SA on deposits which may be withdrawn at any time without payment of penalty or premium during the Term hereof. Interest earned shall be payable to Subtenant from Sublandlord within thirty (30) days after the expiration of each lease year. Sublandlord, at Sublandlord's option, may apply earned interest due to Subtenant, as a credit to Minimum Rent or Additional Rent due herein.

     7.   USE.

          7.1 The Premises shall be used and occupied only for general office purposes and for no other purpose without the prior written consent of Sublandlord and Landlord, which consent may be withheld in Landlord's and Sublandlord's respective sole discretion.

          7.2 Except as provided in this Sublease (and specifically not the Master lease), Sublandlord makes no representations or warranties with respect to the Sublease Premises. Subtenant shall, at Subtenant's sole expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term hereof regulating the use of the Sublease Premises.

          7.3 Subtenant hereby accepts the Sublease Premises in its "as is" condition existing as of the date of the execution hereof, excepting Sublandlord shall shampoo the carpets prior to Subtenant's occupancy of the Sublease Premises. Sublandlord shall also deliver the Sublease Premises in broom clean condition without any furniture, and personal contents. As of the date of this Sublease, Subtenant acknowledges that Subtenant shall have conducted Subtenant's own investigation of the Sublease Premises and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, which in Subtenant's judgment affect or influence Subtenant's use of the Sublease Premises and Subtenant's willingness to enter this Sublease. Subtenant recognizes that Sublandlord would not sublease the Sublet Space except on an "as is" basis and acknowledges that Sublandlord has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Sublease Premises. Subtenant shall rely solely on Subtenant's own inspection and examination of such items and not

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on any representations of Sublandlord, express or implied. Subtenant further recognizes and agrees that neither Sublandlord nor Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Sublease Premises, except as provided herein. Subtenant represents and warrants to Sublandlord that Subtenant shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Subtenant's judgment bear upon the value and suitability of the Sublease Premises for Subtenant's purposes.

          7.4 Subtenant acknowledges that neither Sublandlord nor Sublandlord's agents have made any representation or warranty as to the suitability of the Sublease Premises for the conduct of Subtenant's business.

     8.   MASTER LEASE.

          8.1 This Sublease is subject and subordinate to the Master Lease between 470 Spear Associates, a California limited partnership ("Landlord") and Sublandlord, as successor in interest to offices Unlimited of California, Inc., dated September 29, 1987 designated as Exhibit "A" ("Master Lease"). Subtenant shall not commit or permit to be committed on the Sublease Premises any act or omission which shall violate any term or condition of the Master Lease.

          8.2 Subtenant shall assume and perform the obligations of Sublandlord or Tenant in said Master Lease, to the extent said terms and conditions are applicable to the Sublease Premises subleased pursuant to this Sublease. Therefore, for the purpose of this Sublease, wherever in the Master Lease "Landlord" or "Lessor" is used, it shall be deemed to mean the Sublandlord herein, and wherever in the Master Lease 'Tenant" or "Lessee" is used, it shall be deemed to mean the Subtenant herein. It is expressly understood, acknowledged and agreed by Subtenant that all of the stated terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded below, modified as appropriate in the circumstances so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Sublandlord of the Sublease Premises. Subtenant shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Sublease Premises and shall satisfy all applicable terms and conditions of the Master Lease for the benefit of both Sublandlord and Landlord. Upon the breach of any of said terms, conditions or covenants of the Master Lease by Subtenant or upon the failure of Subtenant to pay Minimum Rent or Additional Rent or comply with any of the provisions of this Sublease, Sublandlord may exercise any and all rights and remedies granted to Landlord by the Master Lease. It is further understood and agreed that Sublandlord has no duty or obligation to Subtenant under the aforesaid Articles and Sections of the Master Lease other than to maintain the Master Lease in full force and effect during the term of this Sublease; provided, however, that Sublandlord shall not be liable to Subtenant for any earlier termination of the Master Lease which is not due to the fault of Sublandlord. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublandlord. Subtenant hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that any termination of the Master Lease without the fault of Sublandlord shall likewise terminate this Sublease.

          8.3 All of the terms and conditions contained in the Master Lease are incorporated herein except for Paragraphs 1.1, 1.4, 1.8, 1.10, 1.11, 1.13, 1.14, 1.18, 1.24, 1.25, 3.1, 3.2, 3.3-3.4.5, 4.2, 23.1, 23.2, 23.3, 23.4-23.4.2,
24.15, and Exhibit D.

          8.4 Subtenant shall indemnify, defend (by counsel acceptable to Sublandlord) and hold Sublandlord harmless of and from all liability, judgments, costs, damages, claims, or demands, including reasonable attorney's fees, arising out of Subtenant's failure to comply with or perform Subtenant's obligations under both the Master Lease and this Sublease.

          8.5 Sublandlord represents to Subtenant that the Master Lease is in full force and effect and that no default exists on the part of Sublandlord, and to the best of Sublandlord's knowledge, Landlord under and to the Master Lease. Sublandlord agrees to maintain the Master Lease during the term of this Sublease, subject, however, to an earlier termination of the Master Lease without the default of Sublandlord, and to hold Subtenant harmless of and from all liability, judgement, cost, damages, claims or demands, including reasonable attorney's fees, arising out of Sublandlord's failure to comply with or perform Sublandlord's obligations under both the Master Lease and this Sublease.

          8.6 The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublandlord to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Subtenant shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

          8.7 It shall be the obligation of Landlord to (i) provide all services to be provided by Landlord under the terms of tile Master Lease and
(ii) to satisfy all obligations and covenants of Landlord made in the Master Lease. Subtenant acknowledges that Sublandlord shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, Sublandlord, upon written notice by Subtenant, shall diligently attempt to enforce all obligations of Landlord under the Master Lease.

     9.   ASSIGNMENT AND SUBLETTING,

          Subtenant shall not assign this Sublease or further sublet all or any part of the Sublease Premises without the prior written consent of Sublandlord (and the consent of Landlord, if such is required under the terms of the Master Lease), both of which consents may be given or withheld upon all of the terms and conditions applicable to assignment and/or Subletting contained in the Master Lease. All of the terms and conditions contained in Master Lease applicable to Assignment and/or Subletting shall be applicable to Sublandlord, as "Landlord", and Subtenant, as "Tenant".

     10.  BROKER.

          10.1 BROKER PARTICIPATION. Sublandlord and Subtenant warrant and represent that they have dealt with no real estate broker in connection with this Sublease other than Marcus & Millichap (hereinafter "Broker") and Starboard Commercial Brokerage, and that no other broker is entitled to any commission on account of this Sublease. Sublandlord and Subtenant shall indemnify, defend and hold the other harmless from and against any and all liability, loss, cost and damage (including reasonable attorneys' fees) for any claim for a brokerage commission other than as specified herein. The indemnifying party shall be the party upon whose acts the broker(s) is claiming a commission.

          10.2 BROKER COMMISSION. Upon execution of this Sublease, and consent thereto by Landlord (if such consent is required under the terms of the Master Lease), Sublandlord shall pay Broker a real estate brokerage commission in accordance with Sublandlord's contract with Broker for the subleasing of the Sublease Premises, if any, and otherwise in the amount of sixty-three thousand one hundred twenty Dollars ($63,120) for services rendered in effecting this Sublease which shall be divided as follows; four Dollars ($4) per rentable square foot or forty-two thousand eighty Dollars ($42,080) to Starboard Commercial Brokerage, and two Dollars ($2) per rentable square foot or twenty-one thousand forty Dollars ($21,040) to Marcus & Millichap.

          10.3 BROKER DISCLAIMER. Sublandlord and Subtenant acknowledge that except as otherwise expressly stated herein, Broker has not made any investigation, determination, warranty or representation with respect to any of the following: (a) the legality of the present or any possible future use of the Sublease Premises under any federal, state or local law; (b) the physical condition or square footage of the Sublease Premises; (c) the terms of the Master Lease or any other relevant legal document or agreement; or (d) the presence or location of any hazardous materials on or about the property in which the Sublease Premises are located (including, but not limited to, asbestos, PCB's, other toxic, hazardous or contaminated substances, and underground storage tanks).

     11.  ARBITRATION.

     If a controversy arises with respect to the subject matter of this Sublease or any provision hereof, Sublandlord, Subtenant and Broker agree that such controversy shall be settled by final, binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     12.  ATTORNEY'S FEES.

     If Sublandlord or Subtenant shall commence an action or arbitration against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

     13.  NOTICES.

     All notices or demands of any kind required or desired to be given by Sublandlord or Subtenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States Mail, certified or registered, postage prepaid, addressed to the Sublandlord or Subtenant respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Subtenant to Sublandlord at the same address.

     14.  ADDITIONAL PROVISIONS.

          14.1 Holding Over: Subtenant shall not hold over in the Sublease Premises after the expiration or sooner termination of the Lease Term without the express prior written consent of Sublandlord. Subtenant shall indemnify and defend (by counsel acceptable to Sublandlord) Sublandlord for, and hold Sublandlord harmless from and against, any and all liabilities arising out of or in connection with any delay by Subtenant in surrendering and vacating the Sublease Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any liabilities arising out of or in connection with these claims. If possession of the Sublease Premises is not surrendered to Sublandlord on the expiration or sooner termination of the Sublease Lease Term, in addition to any other rights and remedies of Sublandlord hereunder or at law or in equity, Subtenant shall pay to Sublandlord for each month or portion thereof during which Subtenant holds over in the Sublease Premises a sum equal to two (2) times the then-current Minimum Rent in addition to all other Additional Rent payable under this Sublease. If any tenancy is created by Subtenant's holding over in the Sublease Premises, the tenancy shall be on all of the terms and conditions of this Sublease, except that Rent shall be increased as set forth above and the tenancy shall be a month-to-month tenancy. Nothing in this provision shall be deemed to permit Subtenant to retain possession of the Sublease Premises after the expiration of sooner termination of the Sublease Term.

          14.2 The Sublease constitutes the entire agreement between Sublandlord and Subtenant and there are no other oral or written agreements between them with respect to the Sublease Premises. No modification or amendment of the Sublease will be made without prior written consent of Landlord.

          14.3 Any rights and remedies of Subtenant, if any, will be solely against Sublandlord. Neither this consent nor the Sublease will give Subtenant any rights under the Master Lease except those expressly granted by this Sublease.

          14.4 If any conflict between the Master Lease and the Sublease occurs, the Master Lease will control.

          14.5 All insurance policies required to be carried by Subtenant, pursuant to the terms of the Master Lease as incorporated in this Sublease, shall contain a provision whereby Subtenant and Landlord are each named as additional insureds under such policies.

          14.6 This Sublease is conditioned upon Landlord's written approval of this Sublease within thirty (30) days after the date hereof; provided however,
                     ----------
at Sublandlord's sole election and discretion, Sublandlord may elect to commence this Sublease notwithstanding the failure to obtain such consent and provided Sublandlord shall indemnify Subtenant for Subtenant's actual costs involved in commencing operations at the Sublease Premises if Subtenant is evicted as a result of such failure to obtain consent. If Landlord's consent has riot been obtained prior to the date hereof and Sublandlord does not elect to waive this condition precedent as provided in this section, the commencement date of this Sublease shall be postponed for each day of delay until such consent is obtained, to a maximum delay of thirty (30) days. If Landlord refuses to consent to this Sublease, or if the thirty (30) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Sublease Premises; provided Sublandlord shall return the Security Deposit, if previously delivered to Sublandlord, to Subtenant.

          14.7 Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do 50 and to thereby bind the party on whose behalf he or she is signing.

          14.8 This Sublease is intended solely for the benefit of Sublandlord and Subtenant (and specifically not any Broker), and no third party shall have any rights or interest in any Provision of this Sublease.

DATE: __________________________             DATE: __________________________

SUBLANDLORD:                                 SUBTENANT:
________________________________             ________________________________
ADDRESS                                      ADDRESS

_______________________________              ________________________________
CITY, STATE, ZIP                             CITY, STATE, ZIP

_______________________________              ________________________________
TELEPHONE                                    TELEPHONE

_______________________________              ________________________________
BY                                           BY

_______________________________              ________________________________
TITLE                                        TITLE

_______________________________              ________________________________
BY                                           BY

_______________________________              ________________________________
TITLE                                        TITLE

                         OWNER'S CONSENT AND AGREEMENT
                         -----------------------------


     The undersigned, 470 Spear Associates, a California limited partnership ("Landlord") under the lease referred to as the "Master Lease" in the foregoing Sublease hereby consents to the subletting described in the Sublease upon the following express terms and conditions Terms used in this Owner's Consent shall have the meaning set forth in the Sublease and the Master Lease.


     1. The Sublease is subject and subordinate to the Master Lease and to all of the terms, covenants, conditions, provisions and agreements set forth in the Master Lease. The Sublease shall automatically terminate on the termination of the Master Lease.

     2. The Subtenant shall perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of the Master Lease, for the period of such subletting and to the extent of the Sublease Premises.

     3.   Neither such subletting nor this Consent shall:

          (a) release or discharge Sublandlord or any guarantor of the Master Lease from any liability, whether past, present or future, under the Master Lease;

          (b) operate as a consent or approval by Landlord to or of any of the terms, covenants, conditions, provisions or agreements of the Sublease and Landlord shall not be bound thereby;

          (c) be construed to modify, waive or affect any of the terms, covenants, conditions, provisions or agreements of the Master Lease or to waive any breach thereof, or any of Landlord's rights as Landlord thereunder; or to enlarge or increase Landlord's obligations as Landlord thereunder, or

          (d) be construed as a consent by Landlord to any further subletting either by Sublandlord or by Subtenant or to any assignment by Sublandlord of the Master Lease or assignment by Subtenant of the Sublease, whether or not the Sublease purports to permit the same and, without limiting the generality of the foregoing, both Sublandlord and Subtenant agree that the Subtenant has no right whatsoever to assign, mortgage or encumber the Sublease nor to sublet any portion of the Sublease Premises or permit any portion of the Sublease Premises to be used or occupied by any other party.

     5. In the event of Sublandlord's default under the provisions of the Master Lease, the rent due from the Subtenant under the Sublease shall be deemed assigned to Landlord and Landlord shall have the right, upon such default, at any time at Landlord's option, to give notice of such assignment to the Subtenant, and Subtenant shall thereafter pay all rent under the Sublease directly to Landlord. Landlord shall credit Sublandlord with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord, or serve to release Sublandlord from liability under the terms, covenants, conditions, provisions or agreements under the: Master Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons thereof or, shall in no manner whatsoever be deemed an attornment by the Subtenant to the Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

     6. Both Sublandlord and Subtenant shall be and continue to be liable for the payment of all bills rendered by Landlord for charges incurred by Landlord for services and materials supplied to the Sublease Premises.

     7. The term of the Sublease shall expire and come to an end on its natural expiration date or any premature termination date thereof or concurrently with any premature termination of the Master Lease (whether by consent or other right, now or hereafter agreed to by Landlord or Sublandlord, or by operation of law or at Landlord's option in the event of default by Sublandlord).

     8. This Consent is not assignable, nor shall this Consent be a consent to any amendment, modification, extension or renewal of the Sublease, without Landlord's prior written consent.

     9. Sublandlord and Subtenant covenant and agree that, under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease, and Sublandlord and Subtenant agree to indemnify Landlord against same and against any cost or expense (including but not limited to counsel fees) incurred by Landlord in resisting any claim for any such brokerage commission.

     10. Sublandlord and Subtenant understand and acknowledge that Landlord's Consent hereto is not a consent to any improvement or alteration work being performed in the Sublease Premises, that Landlord's consent must be separately sought for such work.

     11. Notwithstanding any provision of the Sublease or this Consent to the contrary, Subtenant agrees that Landlord shall not be (i) liable for any act or omission of Sublandlord under the Sublease, (ii) liable for any act or omission by any party which occurred prior to the termination date, (iii) subject to any offsets or defenses which Subtenant may have against Sublandlord, (iv) bound by any payment of rent or other sums made by Subtenant for any advance period under the Sublease, (v) bound by any security deposits which Subtenant might have paid to Sublandlord or any other party, or (v) bound by any amendment or modification of the Sublease made without Landlord's prior written consent, which may be withheld in the sole and absolute discretion of Landlord.

     12. This Consent shall for all purposes be construed in accordance with and governed by the laws of the State of California .

     13. This Consent shall not be effective until executed by all the parties hereto and the payment to Landlord of the sum of $1,000.00 to cover Landlord's reasonable costs in processing this consent .

     14. If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Consent shall not in any way be affected or impaired thereby.

     The execution of a copy of this Consent by Sublandlord and by the Subtenant shall indicate your joint and several confirmation of the foregoing conditions and of your agreement to be bound thereby and shall constitute Subtenant's acknowledgment that it has received a copy of the Master Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year of the Sublease.

LANDLORD :

470 SPEAR ASSOCIATES,
A California limited partnership

By:  Lalanne Babcock & Brown Company,
     A California limited partnership,
     Its General Partner

     By:  Lalanne Babcock & Brown Company,
          Inc., a California corporation,
          Its General Partner


          By :  /s/ Robert J. Lalanne
                -----------------------------
                Robert J. Lalanne
                President

SUBLANDLORD:

LEE PIERCE INCORPORATED


By:  /s/ Lee Pierce Incorporated
     ----------------------------------

     ----------------------------------
     (typed or printed name)

     Dated:
            ---------------------------

SUBTENANT:

TRANSPHERE INTERNATIONAL, INC.


By:  /s/ Transphere International, Inc.
     ----------------------------------

     ----------------------------------
     (typed or printed name)

     Dated:
            ---------------------------

GUARANTOR :

STEELCASE INC.

By:  /s/ Steelcase Inc.
     ----------------------------------

     ----------------------------------
     (typed or printed name)

     Dated:
            ---------------------------

                           [FLOOR PLAN APPEARS HERE]

                        CONSENT TO ASSIGNMENT OF LEASE

                                 June __, 1996


                                   Recitals



   A. 470 Spear Associated ("Spear") and Lee Pierce Incorporation ("Lee") have entered into that certain Master Lease Agreement (the "Master Lease Agreement") regarding the office space located at 444 Spear Street, Suite 200, San Francisco, California (the "Leased Property").

   B. Lee has entered into that certain Sublease Agreement (the "Sublease Agreement") with Transphere International, a California corporation ("Transphere") regarding the Leased Property (the "Master Lease Agreement and the Sublease Agreement are collectively referred to herein as the "Lease").

   C. Transphere has entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between Transphere and NetSource Interactive Services, Inc., a Delaware corporation ("NetSource") whereby Transphere was merged with and into NetSource.

   D. NetSource has entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and between NetSource and NetSource International Telecommunications, Inc., a Delaware corporation ("NIT") whereby NetSource was merged with and into NIT.

   NOW THEREFORE, intending to modify the Lease and to be legally bound, Spear and Lee (collectively referred to herein as the ("Lessors") agree as follows:

   1.   Consent to Assignment.  Lessors consent to the assignment to NIT by
        ---------------------
Transphere and Netsource of all of Transphere's and NetSource rights and obligations, respectively, under the Lease, and to the subsidiaries of NIT for Transphere/Netsource under the Lease, effective upon the closing of the Reorganization Agreement and Merger Agreement. From and after the assignment of the Lease to NIT, the Lease will continue in full force and effect, unmodified in any way, except that references in the Lease to Transphere shall be deemed to be references to NIT. No waiver or consent by Lessors is given or implied other than as specifically set forth in this Consent.

   2.   Miscellaneous.  This Consent is the binding agreement between Lessors,
        -------------
Transphere and NetSource with respect to the subject matter of this Consent, superseding in their entirely all prior agreements between Lessors, Transphere and NetSource with respect to that subject matter, and will be binding upon and inure to the benefit of Lessors' Transphere's and NetSource's respective successors and assigns.

   IN WITNESS WHEREOF, the parties have executed this consent of the date shown on the first page.



TRANSPHERE INTERNATIONAL           LEE PIERCE INCORPORATION



By:  /s/ Charles Schoenhoeft       By:  /s/ Lee Pierce Incorporation
     -----------------------            ----------------------------

Title:    CEO                      Title:  President
      ----------------------             ---------------------------



NETSOURCE INTERACTIVE SERVICES, INC.  470 SPEAR ASSOCIATES



By:  /s/ Charles Schoenhoeft       By:  /s/ 470 Spear Associates
     -----------------------            ----------------------------

Title:    CEO                      Title:
      ----------------------             ---------------------------



NETSOURCE INTERNATIONAL
TELECOMMUNICATIONS, INC.


By:  /s/ Charles Schoenhoeft
     -----------------------

Title:  President
      ----------------------